UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005



                   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
             (Exact name of registrant as specified in its charter)



         Indiana                      333-114937               94-2786905
----------------------------   ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of incorporation or                                   Identification No.)
        organization)





                  829 AXP Financial Center
                  Minneapolis, Minnesota                      55474
       ----------------------------------------          ----------
       (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (612) 671-3131


                                      None
               ---------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act
----     (17 CFR 230.425)

         Soliciting material pursuant to Rule 14a-12 under the Exchange Act
----     (17 CFR 240.14a-12)

         Pre-commencement communications pursuant to Rule 14d-2(b) under the
----     Exchange Act (17 CFR 240.14d-2(b))

         Pre-commencement communications pursuant to Rule 13e-4(c) under the
----     Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

      As previously disclosed by the Current Report on Form 8-K filed by American Enterprise Life Insurance Company ("the Registrant") on February 1, 2005, American Express Company is pursuing a spin-off of its American Express Financial Advisors unit ("AEFA"), of which the Registrant is a part. In view of the spin-off, the Audit Committee of the Board of Directors of American Express Company (the "Audit Committee") determined to hire Ernst & Young LLP ("EY") to be independent accountants for AEFA for the 2005 audit. Accordingly, on February 18, 2005, the Audit Committee dismissed PricewaterhouseCoopers LLP ("PwC") as the Registrant's independent registered public accountants ("auditors") for the 2005 audit and engaged Ernst & Young LLP ("EY") as the Registrant's auditors.

      PwC did not issue any report on the financial statements of the Registrant for either of the past two years. During the period from November 22, 2004, the date of PwC's engagement as auditors for the Registrant, and through the date of this Form 8-K, there were no disagreements between the Registrant and PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the matter in their report. There have been no "reportable events", as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission, during the period between November 22, 2004 to the date of this Form 8-K.

     The Registrant has requested PwC to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether PwC agrees with the above statements. A copy of PwC's letter, dated February 23, 2005, is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

         16.1 Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                                      (REGISTRANT)




                                      By    /s/ David K. Stewart
                                            --------------------------
                                      Name:     David K. Stewart
                                      Title:    Vice President and Controller

DATE:   February 24, 2005

                                  EXHIBIT INDEX

Item No.  Description
--------  -----------
16.1      Letter to the Securities and Exchange Commission from
          PricewaterhouseCoopers LLP.

                                                               EXHIBIT Item 16.1


February 23, 2005



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

We have read the statements made by American Enterprise Life Insurance Company (copy attached), which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8- K, as part of the Company's Form 8-K report dated February 18, 2005. We agree with the statements concerning our Firm in such Form 8-K. However, we make no comment with respect to the reason for the change in auditors.


                       /s/ PricewaterhouseCoopers LLP
                       ---------------------------------
                           PricewaterhouseCoopers LLP